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                    THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R
                               PLATINUM INVESTOR
                                FLEXIBLE PREMIUM
                         VARIABLE LIFE INSURANCE POLICY
                      SUPPLEMENT DATED DECEMBER 1, 2000 TO
                       PROSPECTUS DATED NOVEMBER 1, 2000

     Effective November 29, 2000 The United States Life Insurance Company in the City of New York ("USL") is amending the prospectus for the sole purpose of reflecting that the Ayco Large Cap Growth Fund I is available as an investment option under the Policy.

     1. On Page 3 of the prospectus, the paragraph titled "INVESTMENT OPTION CURRENTLY NOT AVAILABLE", immediately after "Basic questions you may have", is deleted in its entirety.

     2. On Page 11 of the prospectus, in the chart titled "THE MUTUAL FUNDS' ANNUAL EXPENSES", the information in the chart related only to the Ayco Series Trust is deleted in its entirety and replaced with the following information:

                       FUND                   OTHER FUND         TOTAL FUND
                    MANAGEMENT                OPERATING          OPERATING
                   FEES (AFTER             EXPENSES (AFTER    EXPENSES (AFTER
                     EXPENSE       12b-1       EXPENSE            EXPENSE
NAME OF FUND      REIMBURSEMENT)   FEES     REIMBURSEMENT)     REIMBURSEMENT)
---------------   --------------   -----   ----------------   ----------------

AYCO SERIES
 TRUST:/2/

Ayco Large Cap
 Growth Fund I      0.80%                         0.20%            1.00%

     2. On Page 13 of the prospectus, Footnote 1 is deleted in its entirety and replaced with the following footnote:

         /1/ Most of the Mutual Funds' advisers or administrators have entered into arrangements under which they pay certain amounts to USL. The fees do not have a direct relationship to the Mutual Funds' Annual Expenses, and do not increase the amount of charges you pay under your Policy. (See "Certain arrangements" under "More About Policy Charges" and "Service Agreements").

     3. On Page 13 of the prospectus, Footnote 2 is deleted in its entirety and replaced with the following footnote:

         /2/ Fees and charges for Ayco Series Trust are for fiscal year 2000 and are the fees and charges that the Trust anticipates it will charge.



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     4.  On page 26 of the prospectus, the 2nd paragraph under "SEPARATE
ACCOUNT USL VL-R" is deleted in its entirety and replaced with the following paragraph:

     For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 41 separate "divisions," which correspond to the 41 variable investment options available since the inception of the Policy. The 41 divisions are currently available under certain variable life policies offered by an affiliate of USL. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

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